RIDGESTONE FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
September 30, 2003 and December 31, 2002

	September 30, 2003 (Unaudited)	December 31, 2002
ASSETS
Cash and due from banks	$3,893,557	$4,431,478
Federal Funds sold	4,801,000	0

Total cash and cash equivalents	8,694,557	4,431,478

Interest bearing deposits in banks	549,719	87,427
Available for sale securities-stated at fair value	949,700	138,460

Loans receivable	75,543,025	73,986,943
Less: Allowance for estimated loan losses	(688,833)	(736,118)

Net loans receivable	74,854,192	73,250,825

Mortgage loans held for sale	418,250	2,160,021
Premises and equipment, net	2,491,223	2,488,734
Cash surrender value of life insurance	2,323,016	2,252,516
Accrued interest receivable and other assets	1,159,024	1,157,560

Total Assets	$91,439,681	$85,967,021

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Demand	$15,464,853	$14,352,801
Savings and NOW	28,914,465	29,680,304
Other Time	31,633,736	27,152,835

Total deposits	76,013,054	71,185,940

Federal funds purchased	0	1,112,000
Other borrowings	4,500,000	4,500,000
Accrued interest payable and other liabilities	1,719,121	1,568,170
Guaranteed preferred beneficial interests in the
corporation's subordinated debentures	1,500,000	0

Total Liabilities	83,732,175	78,366,110

STOCKHOLDERS' EQUITY
Preferred stock, no par value, 2,000,000 shares authorized,
no shares issued	0	0
Common stock, no par value, 10,000,000 shares authorized,
879,659 and 877,659 shares issued, respectively	8,433,619	8,423,619
Treasury stock, 50,000 and 0 shares at cost, respectively	(493,015)	0
Accumulated deficit	(232,798)	(807,465)
Accumulated other comprehensive loss	(300)	(15,243)

Total Stockholders' Equity	7,707,506	7,600,911

Total Liabilities and Stockholders' Equity	$91,439,681	$85,967,021

RIDGESTONE FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
Three and Nine Months Ended September 30, 2003 and 2002
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2003	September 30, 2002	September 30, 2003	September 30, 2002
Interest income
Interest and fees on loans	$1,203,047	$1,177,255	$3,745,360	$3,295,132
Interest on federal funds sold	13,867	7,229	13,870	63,462
Interest on deposits in banks	3,042	735	4,175	2,179

Total interest income	1,219,956	1,185,219	3,763,405	3,360,773

Interest expense
Interest on deposits	320,450	358,193	906,572	1,125,323
Interest on borrowed funds	14,013	46,200	157,532	101,245
Interest on preferred securities	27,125	0	27,125	0

Total interest expense	361,588	404,393	1,091,229	1,226,568

Net interest income before provision
for loan losses	858,368	780,826	2,672,176	2,134,205
Provision for loan losses	273,000	65,000	348,000	125,000

Net interest income after provision
for loan losses	585,368	715,826	2,324,176	2,009,205
Non-interest income
Secondary market loan fees	182,489	61,872	414,569	108,903
Gain on sale of other real estate	0	0	13,638	0
Service charges on deposit accounts	42,878	44,193	117,734	112,983
Gain on sale of available for sale securities	5,290	0	5,290	0
Increase in cash surrender value	31,500	30,150	94,500	103,604
Other income	37,291	27,205	130,706	74,381

Total non-interest income	299,448	163,420	776,437	399,871

Non-interest expense
Salaries and employee benefits	359,361	405,034	1,253,963	1,205,604
Occupancy and equipment expense	48,978	64,362	171,644	192,694
Other expense	236,557	190,490	788,515	515,911

Total non-interest expense	644,896	659,886	2,214,122	1,914,209

Income before income taxes	239,920	219,360	886,491	494,867

Provision for income taxes	81,801	74,371	311,824	159,575

Net income	$158,119	$144,989	$574,667	$335,292

Earnings per share -Basic	$0.19	$0.17	$0.66	$0.38
-Diluted	$0.17	$0.16	$0.60	$0.37
Average shares outstanding	845,116	876,923	866,692	876,633

RIDGESTONE FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Nine Months Ended September 30, 2003 and 2002
(Unaudited)

	Nine Months Ended
	September 30, 2003	September 30, 2002
Cash flows from operating activities:
Net income	$574,667	$335,292
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation	115,200	117,000
Gain on sale of available for sale securities	(5,290)	0
Provision for loan losses	348,000	125,000
Net increase in cash surrender value	(70,500)	(91,347)
Net change in:
Mortgage loans held for sale	1,741,771	(1,612,700)
Accrued interest receivable and other assets	(1,464)	(399,138)
Accrued interest payable and other liabilities	150,951	627,954

Net cash provided by (used in) operating activities	2,853,335	(897,939)

Cash flows from investing activities:
Net increase in interest-bearing deposits	(462,292)	(2,180)
Proceeds from sale of available for sale
securities	108,993	0
Purchase of available for sale securities	(900,000)	(50,000)
Net increase in loans	(1,951,367)	(13,253,085)
Additions to premises and equipment	(117,689)	(95,980)

Net cash used in investing activities	(3,322,355)	(13,401,245)

Cash flows from financing activities:
Net increase in deposits	4,827,114	1,694,387
Net increase (decrease) in borrowed funds	(1,112,000)	6,792,000
Purchase of treasury stock	(493,015)	0
Proceeds from issuance of common stock	10,000	6,502
Issuance of subordinated debentures	1,500,000	0

Net cash provided by financing activities	4,732,099	8,492,889

Net change in cash and cash equivalents	4,263,079	(5,806,295)

Cash and cash equivalents, beginning	4,431,478	9,601,962

Cash and cash equivalents, ending	$8,694,557	$3,795,667

Supplemental cash flow disclosures
Cash paid for interest	$1,113,027	$715,285
Cash paid for income taxes	$387,740	$0

RIDGESTONE FINANCIAL SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
Nine Months Ended September 30, 2003 and 2002
(Unaudited)

	Common Stock	Treasury Stock	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balances
December 31, 2001	$8,417,117	$0	$(1,308,899)	$(56,603)	$7,051,615
Net income		0	335,292		335,292
Other comprehensive income-change in
net unrealized gain on securities
available for sale, net of tax				33,900	33,900

Total comprehensive income					369,192

Common stock issued	6,502				6,502

Balances
September 30, 2002	$8,423,619	$0	(973,607)	$(22,703)	$7,427,309

Balances
December 31, 2002	$8,423,619	$0	(807,465)	$(15,243)	$7,600,911
Net income			574,667		574,667
Other comprehensive incone-change in
net unrealized gain on securities
available for sale, net of tax				14,943	14,943

Total comprehensive income					589,610

Common stock issued	10,000				10,000
Treasury Stock		(493,015)			(493,015)

Balances
September 30, 2003	$8,433,619	$(493,015)	$(232,798)	$(300)	$7,707,506

RIDGESTONE FINANCIAL SERVICES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2003 and 2002
(Unaudited)

NOTE 1 – BASIS OF PRESENTATION

The accompanying unaudited consolidated financial statements of Ridgestone Financial Services, Inc. (the “Company”) have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and with the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for the fair presentation have been included. Operating results for the three and nine months ended September 30, 2003 are not necessarily indicative of the results that may be expected for the year ended December 31, 2003. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. The accounting policies followed by the Company are set forth in Note 1 to the Company’s consolidated financial statements contained in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2002.

NOTE 2 – PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Ridgestone Bank (the “Bank”) and Ridgestone Capital Trust I. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

The consolidated income of the Company is principally from the income of the Bank. The Bank grants commercial, residential and consumer loans and accepts deposits from customers primarily in southeastern Wisconsin. The Bank is subject to competition from other financial institutions and non-financial institutions providing financial products. Additionally, the Company and the Bank are subject to the regulations of certain regulatory agencies and undergo periodic examination by those regulatory agencies.

NOTE 3 – STOCK-BASED COMPENSATION PLAN

At September 30, 2003, the Company has a stock-based employee compensation plan. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No stock-based employee compensation cost is reflected in net income, as all options granted under this plan had an exercise price equal to the approximate market value of the underlying common stock on the date of grant. The following table illustrates, in accordance with SFAS No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure, the effect on net income and earnings per share if the Company had applied the fair value recognition provisions of SFAS No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation.

	September 30, 2003	September 30, 2002
Net income - as reported	$574,667	$335,292
Deduct: Total stock-based employee compensation
expense determined under a fair value
based method for all awards granted, net of related
tax effects	86,294	109,484

Pro forma net income	$488,373	$225,809

Basic earnings per share - as reported	$0.66	$0.38
Pro forma basic earnings per share	$0.56	$0.26
Diluted earnings per share - as reported	$0.60	$0.37
Pro forma diluted earnings per share	$0.51	$0.24